Exhibit 21.1

SUBSIDIARIES

NAME	Jurisdiction of Organization
ACC Capital, LLC	Delaware
Advantage Rehabilitation Clinics, Inc.	Massachusetts
Allevant Solutions, LLC	Delaware
Ambulatory Care Solutions of Arkansas LLC	Arkansas
Ambulatory Care Solutions of Ohio LLC	Ohio
Ambulatory Care Solutions, LLC	Indiana
American Current Care of Arizona, P.A.	Arizona
American Current Care of Arkansas, P.A.	Arkansas
American Current Care of California, A Medical Corporation	California
American Current Care of Delaware, P.A.	Delaware
American Current Care of Hawaii, Prof. Corp.	Hawaii
American Current Care of Illinois, P.C.	Illinois
American Current Care Of Kansas, P.A.	Kansas
American Current Care of Massachusetts, P.C.	Massachusetts
American Current Care of Michigan, P.C.	Michigan
American Current Care of Missouri, P.C.	Missouri
American Current Care of Nebraska, P.C.	Nebraska
American Current Care of New Jersey PA	New Jersey
American Current Care of North Carolina, P.C.	North Carolina
American Current Care of Ohio, P.A., Co.	Ohio
American Current Care, P.A.	Texas
American Transitional Hospitals, LLC	Delaware
Argosy Health, LLC	Delaware
Baseline Rehabilitation, Inc.	Florida
California Rehabilitation Institute, LLC	Delaware
Caritas Rehab Services, LLC	Kentucky
Cleveland Clinic Rehabilitation Hospitals, LLC	Delaware
CM Occupational Health, Limited Liability Company	Maine
Community Rehab Centers of Massachusetts, Inc.	Massachusetts
Concentra Akron, L.L.C.	Delaware
Concentra Arkansas, L.L.C.	Delaware
Concentra Group Holdings, LLC	Delaware
Concentra Health Services, Inc.	Delaware
Concentra Holdings, Inc.	Delaware
Concentra Inc.	Delaware
Concentra Integrated Services, Inc.	Massachusetts
Concentra Laboratory, L.L.C.	Delaware
Concentra Occupational Health Research Institute	Texas

Concentra Occupational Healthcare Harrisburg, L.P.	Pennsylvania
Concentra Operating Corporation	Delaware
Concentra Primary Care of New Jersey PA	New Jersey
Concentra Primary Care of Ohio, P.A., Co.	Ohio
Concentra Primary Care, P.A.	Texas
Concentra Solutions, Inc.	Delaware
Concentra South Carolina, L.L.C.	Delaware
Concentra St. Louis, L.L.C.	Delaware
Concentramark, Inc.	Delaware
Concentra-UPMC, L.L.C.	Delaware
CRI ES, Inc.	Delaware
Crowley Physical Therapy Clinic, Inc.	Louisiana
Douglas Avery & Associates, Ltd.	Virginia
Eagle Rehab Corporation	Delaware
ES LTACH, LLC	Georgia
FC Select, LLC	Delaware
FC Select II, LLC	Delaware
Fine, Bryant & Wah, Inc.	Maryland
Garrett Rehab Services, LLC	Maryland
GH General, LLC	Texas
GH General-San Antonio, LLC	Texas
GlobalRehab — Fort Worth, LP	Texas
GlobalRehab — San Antonio, LP	Texas
GlobalRehab, LP	Texas
GP Therapy, L.L.C.	Georgia
GR General-Scottsdale, LLC	Texas
Great Lakes Specialty Hospital—Hackley, LLC	Delaware
Great Lakes Specialty Hospital—Oak, LLC	Delaware
GRSH ES, Inc.	Delaware
Gulf Breeze Physical Therapy, Inc.	Florida
Hospital Holdings Corporation	Delaware
Indianapolis Physical Therapy and Sports Medicine, Inc.	Indiana
Intensiva Healthcare Corporation	Delaware
Intensiva Hospital of Greater St. Louis, Inc.	Missouri
Jeffersontown Physical Therapy, LLC	Kentucky
Johnson Physical Therapy, Inc.	Ohio
Joyner Sportsmedicine Institute, Inc.	Pennsylvania
Kentucky Orthopedic Rehabilitation, LLC	Delaware
Kentucky Rehabilitation Services, Inc.	Kentucky
Kessler Institute for Rehabilitation, Inc.	New Jersey
Kessler Orthotic & Prosthetic Services, Inc.	Delaware

Kessler Professional Services, LLC	Delaware
Kessler Rehab Centers, Inc.	Delaware
Kessler Rehabilitation Corporation	Delaware
Kessler Rehabilitation Services, Inc.	New Jersey
KORT Rehabilitation at Home, LLC	Delaware
Madison Rehabilitation Center, Inc.	Connecticut
Metro Rehabilitation Services, Inc.	Michigan
Metro Therapy, Inc.	New York
MJ Acquisition Corporation	Delaware
National Healthcare Resources, Inc.	Delaware
NovaCare Occupational Health Services, Inc.	Delaware
NovaCare Outpatient Rehabilitation East, Inc.	Delaware
NovaCare Outpatient Rehabilitation, Inc.	Kansas
NovaCare Rehabilitation of Ohio, Inc.	Ohio
NovaCare Rehabilitation, Inc.	Minnesota
Occspecialists Corp., A Medical Corporation	California
Occupational Health + Rehabilitation LLC	Delaware
Occupational Health Centers of Arkansas, P.A.	Arkansas
Occupational Health Centers of California, A Medical Corporation	California
Occupational Health Centers of Delaware, P.A.	Delaware
Occupational Health Centers of Georgia, P.C.	Georgia
Occupational Health Centers of Illinois, P.C.	Illinois
Occupational Health Centers Of Kansas, P.A.	Kansas
Occupational Health Centers of Louisiana, A Professional Corporation	Louisiana
Occupational Health Centers of Michigan, P.C.	Michigan
Occupational Health Centers of Nebraska, P.C.	Nebraska
Occupational Health Centers of New Jersey, P.A.	New Jersey
Occupational Health Centers of New York, P.A.	New York
Occupational Health Centers of North Carolina, P.C.	North Carolina
Occupational Health Centers of Ohio, P.A., Co.	Ohio
Occupational Health Centers of The Southwest, P.A. (AZ)	Arizona
Occupational Health Centers of The Southwest, P.A. (TX)	Texas
OHC of Hawaii, Inc.	Hawaii
OHR/Baystate, LLC	Massachusetts
OHR/MMC, Limited Liability Company	Maine
OHRH ES, Inc.	Delaware
OMP Insurance Company, Ltd.	Cayman Islands
OnSite OccMed, P.A.	Texas
Orange County Rehabilitation, LLC	Delaware
OSR Louisiana, LLC	Delaware
Penn State Hershey Rehabilitation, LLC	Delaware

Philadelphia Occupational Health, P.C.	Pennsylvania
PHS Physical Therapy, LLC	Delaware
Pinnacle Health Select Rehabilitation, LLC	Delaware
PR Acquisition Corporation	California
Pro Active Therapy of North Carolina, Inc.	North Carolina
Pro Active Therapy of South Carolina, Inc.	South Carolina
Pro Active Therapy of Virginia, Inc.	Virginia
Pro Active Therapy, Inc.	North Carolina
Professional Sports Care Management, Inc.	Delaware
Professional Therapeutic Services, Inc.	Ohio
Professional Therapy Systems, Inc.	Tennessee
PSHR Physical Therapy, LLC	Delaware
PTSMA, Inc.	Connecticut
RCI (Michigan), Inc.	Delaware
RCI (WRS), Inc.	Delaware
Regency Hospital Company of Macon, LLC	Delaware
Regency Hospital Company of Meridian, L.L.C.	Delaware
Regency Hospital Company of South Atlanta, L.L.C.	Delaware
Regency Hospital Company of South Carolina, L.L.C.	Delaware
Regency Hospital Company, L.L.C.	Delaware
Regency Hospital of Cincinnati, LLC	Delaware
Regency Hospital of Columbus, LLC	Delaware
Regency Hospital of Fort Worth Holdings, LLC	Delaware
Regency Hospital of Fort Worth, LLLP	Delaware
Regency Hospital of Greenville, LLC	Delaware
Regency Hospital of Jackson, LLC	Delaware
Regency Hospital of Minneapolis, LLC	Delaware
Regency Hospital of North Central Ohio, LLC	Delaware
Regency Hospital of Northwest Arkansas, LLC	Delaware
Regency Hospital of Northwest Indiana, LLC	Delaware
Regency Hospital of Southern Mississippi, LLC	Delaware
Regency Hospital of Toledo, LLC	Delaware
Regency Hospitals, LLC	Delaware
Regency Management Company, Inc.	Delaware
Rehab Provider Network of Colorado, Inc.	Colorado
Rehab Provider Network of Florida, Inc.	Florida
Rehab Provider Network of New Mexico, Inc.	New Mexico
Rehab Provider Network of North Carolina, Inc.	North Carolina
Rehab Provider Network of South Carolina, Inc.	Delaware
Rehab Provider Network of Texas, Inc.	Texas
Rehab Provider Network of Virginia, Inc.	Virginia

Rehab Provider Network—East I, Inc.	Delaware
Rehab Provider Network—East II, Inc.	Maryland
Rehab Provider Network—Indiana, Inc.	Indiana
Rehab Provider Network—Michigan, Inc.	Michigan
Rehab Provider Network—New Jersey, Inc.	New Jersey
Rehab Provider Network—Ohio, Inc.	Ohio
Rehab Provider Network—Pennsylvania, Inc.	Pennsylvania
RehabClinics (GALAXY), Inc.	Illinois
RehabClinics (PTA), Inc.	Delaware
RehabClinics (SPT), Inc.	Delaware
RehabClinics, Inc.	Delaware
Rehabilitation Center of Washington, D.C., Inc.	Delaware
Rehabilitation Institute of Denton, LLC	Delaware
RPN of NC, Inc.	Delaware
S.T.A.R.T., Inc.	Massachusetts
Saco Bay Orthopedic and Sports Physical Therapy, Inc.	Maine
Select Employment Services, Inc.	Delaware
Select Hospital Investors, Inc.	Delaware
Select LifeCare Western Michigan, LLC	Delaware
Select Medical International Limited	Cypus
Select Medical of Kentucky, Inc.	Delaware
Select Medical of Maryland, Inc.	Delaware
Select Medical of New York, Inc.	Delaware
Select Medical Property Ventures, LLC	Delaware
Select Medical Rehabilitation Clinics, Inc.	Delaware
Select Medical Rehabilitation Services, Inc.	Delaware
Select NovaCare—KOP, Inc.	Nevada
Select NovaCare—PBG, Inc.	New York
Select NovaCare—PIT, Inc.	Arizona
Select Physical Therapy Holdings, Inc.	Delaware
Select Physical Therapy Network Services, Inc.	Delaware
Select Physical Therapy of Albuquerque, Ltd.	Alabama
Select Physical Therapy of Chicago, Inc.	Illinois
Select Physical Therapy of Colorado Springs Limited Partnership	Alabama
Select Physical Therapy of Connecticut Limited Partnership	Alabama
Select Physical Therapy of Denver, Ltd.	Alabama
Select Physical Therapy of Illinois Limited Partnership	Alabama
Select Physical Therapy of Kendall, Ltd.	Alabama
Select Physical Therapy of Las Vegas Limited Partnership	Alabama
Select Physical Therapy of Lorain Limited Partnership	Alabama
Select Physical Therapy of Louisville, Ltd.	Alabama

Select Physical Therapy of Ohio Limited Partnership	Alabama
Select Physical Therapy of Portola Valley Limited Partnership	Alabama
Select Physical Therapy of Scottsdale Limited Partnership	Alabama
Select Physical Therapy of St. Louis Limited Partnership	Alabama
Select Physical Therapy of West Denver Limited Partnership	Alabama
Select Physical Therapy Orthopedic Services, Inc.	Delaware
Select Physical Therapy Texas Limited Partnership	Alabama
Select Provider Networks, Inc.	Delaware
Select Rehabilitation Hospital—Hershey, Inc.	Delaware
Select Software Ventures, LLC	Delaware
Select Specialty Hospital — Daytona Beach, Inc.	Delaware
Select Specialty Hospital—Akron, LLC	Delaware
Select Specialty Hospital—Ann Arbor, Inc.	Missouri
Select Specialty Hospital—Arizona, Inc.	Delaware
Select Specialty Hospital—Augusta, Inc.	Delaware
Select Specialty Hospital—Beech Grove, Inc.	Missouri
Select Specialty Hospital—Central Pennsylvania, L.P.	Delaware
Select Specialty Hospital—Charleston, Inc.	Delaware
Select Specialty Hospital—Cincinnati, Inc.	Missouri
Select Specialty Hospital—Colorado Springs, Inc.	Delaware
Select Specialty Hospital—Columbus, Inc.	Delaware
Select Specialty Hospital—Dallas, Inc.	Delaware
Select Specialty Hospital—Danville, Inc.	Delaware
Select Specialty Hospital—Denver, Inc.	Delaware
Select Specialty Hospital—Des Moines, Inc.	Delaware
Select Specialty Hospital—Durham, Inc.	Delaware
Select Specialty Hospital—Erie, Inc.	Delaware
Select Specialty Hospital—Evansville, Inc.	Missouri
Select Specialty Hospital—Evansville, LLC	Delaware
Select Specialty Hospital—Flint, Inc.	Missouri
Select Specialty Hospital—Fort Smith, Inc.	Missouri
Select Specialty Hospital—Fort Wayne, Inc.	Missouri
Select Specialty Hospital—Gainesville, Inc.	Delaware
Select Specialty Hospital—Greensboro, Inc.	Delaware
Select Specialty Hospital—Grosse Pointe, Inc.	Delaware
Select Specialty Hospital—Gulf Coast, Inc.	Missouri
Select Specialty Hospital—Houston, L.P.	Delaware
Select Specialty Hospital—Jackson, Inc.	Delaware
Select Specialty Hospital—Johnstown, Inc.	Missouri
Select Specialty Hospital—Kalamazoo, Inc.	Delaware
Select Specialty Hospital—Kansas City, Inc.	Missouri

Select Specialty Hospital—Knoxville, Inc.	Delaware
Select Specialty Hospital—Laurel Highlands, Inc.	Delaware
Select Specialty Hospital—Lexington, Inc.	Delaware
Select Specialty Hospital—Lincoln, Inc.	Delaware
Select Specialty Hospital—Little Rock, Inc.	Delaware
Select Specialty Hospital—Longview, Inc.	Delaware
Select Specialty Hospital—Macomb County, Inc.	Missouri
Select Specialty Hospital—Madison, Inc.	Delaware
Select Specialty Hospital—McKeesport, Inc.	Delaware
Select Specialty Hospital—Memphis, Inc.	Delaware
Select Specialty Hospital—Milwaukee, Inc.	Delaware
Select Specialty Hospital—Nashville, Inc.	Delaware
Select Specialty Hospital—North Knoxville, Inc.	Missouri
Select Specialty Hospital—Northeast New Jersey, Inc.	Delaware
Select Specialty Hospital—Northeast Ohio, Inc.	Missouri
Select Specialty Hospital—Northern Kentucky, LLC	Delaware
Select Specialty Hospital—Northwest Detroit, Inc.	Delaware
Select Specialty Hospital—Oklahoma City, Inc.	Delaware
Select Specialty Hospital—Omaha, Inc.	Missouri
Select Specialty Hospital—Orlando, Inc.	Delaware
Select Specialty Hospital—Palm Beach, Inc.	Delaware
Select Specialty Hospital—Panama City, Inc.	Delaware
Select Specialty Hospital—Pensacola, Inc.	Delaware
Select Specialty Hospital—Phoenix, Inc.	Delaware
Select Specialty Hospital—Pittsburgh/UPMC, Inc.	Delaware
Select Specialty Hospital—Pontiac, Inc.	Missouri
Select Specialty Hospital—Quad Cities, Inc.	Delaware
Select Specialty Hospitals, Inc.	Delaware
Select Specialty Hospital—Saginaw, Inc.	Delaware
Select Specialty Hospital—San Antonio, Inc.	Delaware
Select Specialty Hospital—Savannah, Inc.	Delaware
Select Specialty Hospital—Sioux Falls, Inc.	Missouri
Select Specialty Hospital—South Dallas, Inc.	Delaware
Select Specialty Hospital—Springfield, Inc.	Delaware
Select Specialty Hospital—Tallahassee, Inc.	Delaware
Select Specialty Hospital—Topeka, Inc.	Missouri
Select Specialty Hospital—TriCities, Inc.	Delaware
Select Specialty Hospital—Tulsa, Inc.	Delaware
Select Specialty Hospital—Tulsa/Midtown, LLC	Delaware
Select Specialty Hospital—Western Michigan, Inc.	Missouri
Select Specialty Hospital—Western Missouri, Inc.	Delaware

Select Specialty Hospital—Wichita, Inc.	Missouri
Select Specialty Hospital—Wilmington, Inc.	Missouri
Select Specialty Hospital—Winston-Salem, Inc.	Delaware
Select Specialty Hospital—Youngstown, Inc.	Missouri
Select Specialty Hospital—Zanesville, Inc.	Delaware
Select Specialty—Downriver, LLC	Delaware
Select Subsidiaries, Inc.	Pennsylvania
Select Synergos, Inc.	Delaware
Select Transport, Inc.	Delaware
Select Unit Management, Inc.	Delaware
SelectMark, Inc.	Delaware
SemperCare, Inc.	Delaware
SLMC Finance Corporation	Delaware
SSM Select Rehab St. Louis, LLC	Delaware
St. Mary’s Medical Park Pharmacy, Inc.	Arizona
The Rehab Group, Inc.	Tennessee
The Rehab Group-Murfreesboro, LLC	Tennessee
Therapy Centers of South Carolina, P.A.	South Carolina
Therapy Centers of The Southwest I, P.A.	Texas
TheraWorks, Inc.	Texas
TJ Corporation I, LLC	Delaware
TriHealth Rehabilitation, LLC	Delaware
U.S. Medgroup of Arkansas, P.A.	Arkansas
U.S. Medgroup of Delaware, P.A.	Delaware
U.S. Medgroup of Illinois, P.C.	Illinois
U.S. Medgroup Of Kansas, P.A.	Kansas
U.S. Medgroup of Massachusetts, P.C.	Massachusetts
U.S. Medgroup of Michigan, P.C.	Michigan
U.S. Medgroup of New Jersey, P.A.	New Jersey
U.S. Medgroup of North Carolina, P.C.	North Caroline
U.S. Medgroup of Ohio, P.A., Co.	Ohio
U.S. Medgroup, P.A. (AZ)	Arizona
U.S. Medgroup, P.A. (TX)	Texas
U.S. Regional Occupational Health II of NJ, P.C.	New Jersey
U.S. Regional Occupational Health II, P.C.	Pennsylvania
Valor Healthcare, Inc.	Delaware
Victoria Healthcare, Inc.	Florida
West Gables Rehabilitation Hospital, LLC	Delaware
WWLTACH, LLC	Delaware